Exhibit 31.1

CERTIFICATION PURSUANT TO RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Laxman Narasimhan, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A for the fiscal quarter ended December 31, 2023, of Starbucks Corporation; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 16, 2024

/s/ Laxman Narasimhan
Laxman Narasimhan

chief executive officer